EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sanders Morris Harris Group Inc. (the “Company”) on Form 10-K for the year ended December 31, 2005 (the “Report”), as filed with the Securities and Exchange Commission on the date hereof, I, Rick Berry, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ RICK BERRY

Rick Berry
Chief Financial Officer

March 15, 2006

A signed original of this written statement required by Section 906 has been provided to Sanders Morris Harris Group Inc. and will be retained by Sanders Morris Harris Group Inc. and furnished to the Securities and Exchange Commission or its staff upon request.